UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 31, 2023

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed by Eastern Bankshares, Inc. (the “Company”) with the Securities and Exchange Commission on October 31, 2023 (the “Initial Filing”) to include the pro forma financial information required by Item 9.01(b) and to include the additional exhibits related thereto under Item 9.01(d) of this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Pro Forma Financial Information.
As disclosed in the Initial Filing, the Company completed on October 31, 2023, the sale (the “Asset Sale”) of Eastern Bank’s insurance operations, which conducted business under the name Eastern Insurance Group LLC (“EIG”) to Arthur J. Gallagher Risk Management Services, LLC. The Asset Sale is described in more detail in the Initial Filing and in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2023.
Item 9.01 of the Initial Filing stated that the Company anticipated filing, on or before November 6, 2023, an amendment to the Initial Filing that would include an unaudited pro forma condensed balance sheet, unaudited pro forma condensed statements of comprehensive income, and accompanying explanatory notes, each giving effect to the Asset Sale.
By this Form 8-K/A, the Company is amending the Initial Filing to file as Exhibit 99.1 and incorporate herein by reference an unaudited pro forma condensed balance sheet that gives effect to the Asset Sale as if it had occurred on September 30, 2023, and unaudited pro forma condensed income statements for the nine months ended September 30, 2023 and each of the years ended December 31, 2022, 2021, and 2020, in each case giving effect to the Asset Sale as if it had occurred on January 1, 2020.
(b) Exhibits.

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined balance sheet of the Eastern Bankshares, Inc. as of September 30, 2023 and unaudited pro forma condensed combined statements of income of Eastern Bankshares, Inc. for the nine months ended September 30, 2023 and for the fiscal years ended December 31, 2022, 2021, and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: November 6, 2023	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer